SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2014 (July 14, 2014)

MIX 1 LIFE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170091	68-0678499
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16413 North 91st Street
Suite C135
Scottsdale, AZ 85260
Tel. (480) 344-7770
(Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MIX 1 LIFE, INC.
Form 8-K
Current Report

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

On July 14, 2014, the Board of Directors of Mix 1 Life, Inc. (the “Company”) appointed Lee Coleman (“Mr. Coleman”) as a Director of the Company to serve until the next annual meeting of shareholders and until his successor is duly appointed.  On July 14, 2014, Mr. Coleman accepted such appointment.

The biography for Mr. Coleman is set forth below:

LEE COLEMAN, age 56, is a brand marketing, product and business development professional with experience working with CEOs and CMOs to develop media and marketing partnerships that are multi-platform and integrated. For the past twelve (12) years, Mr. Coleman was employed in several positions at Viacom, Inc. (NASDAQ: VIA) starting as an Account Executive for Vh1 and CMT, and working his way up to Director of New Business Development, Vice President of New Business Development for Viacom’s MTV Network, and eventually Vice President of Global Business Development for MTV Networks. Most recently, as Vice President of Global Business Development for MTV, Mr. Coleman spearheaded the Business Development sales team while working in tandem with Viacom global offices, focusing on new client and business for MTV Networks and Global Music and Entertainment Clusters. Additionally, Mr. Coleman developed and created multi-network and partnership programs on a global basis, working with CEO’s and client marketing teams to create customized multi-platform solutions to multi-faceted marketing strategies, and interfaced with all divisions of the MTV Networks organization to develop traditional and non-traditional revenue business programs. Mr. Coleman’s industry expertise and innovative style provided the opportunity to work with many companies over his career including Amazon.com, Starbucks, Taco Bell, Google, Netflix, 3M and Sony Electronics. In January 2014, Mr. Coleman was appointed as a member of the Board of Advisors for NOHO, Inc., a global premium functional lifestyle beverage company (OTC: DRNK) and since March 2014, has served on the Board of Advisors of MilkMoney.com, an online marketplace for sponsorships, product placement, bookings and endorsements. Mr. Coleman continues to be a lecturer on economic empowerment on such topics as business development, media, marketing and multi-platform engagement at institutions such as USC, UCLA and Pepperdine University. The Company believes that Mr. Coleman will be a valuable member of the Board of Directors based on his experience in marketing and domestic and global business development.

Family Relationships

There is no family relationship between any of the Company’s directors or officers.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX 1 LIFE, INC.

Date: July 17, 2014	By:	/s/ Cameron Robb
Cameron Robb
Chief Executive Officer

3